Greenwich Street

                               -------------------

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

                                    Annual Report
                                   August 31, 1999

Greenwich                                [PHOTO OMITTED]      [PHOTO OMITTED]
Street California
Municipal Fund                            HEATH B.            JOSEPH P.
Inc.                                      MCLENDON            DEANE

                                          Chairman            Vice President and
                                                              Investment Officer

Dear Shareholder:

      We are pleased to provide the annual report for the Greenwich Street California Municipal Fund, Inc. ("Fund") for the period ended August 31, 1999. Over the twelve months covered by this report, the Fund distributed income dividends totaling $0.61 per share. The table below details the annualized distribution rates and the twelve-month total returns based on the Fund's August 31, 1999, net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price:

                                 Annualized           Twelve-Month
      Price Per Share        Distribution Rate*       Total Return
      ---------------        ------------------       ------------
      $13.49 (NAV)                  4.36%                (1.43)%
      $12.00 (AMEX)                 4.90%                (3.07)%

In comparison, the Fund's Lipper, Inc. peer group average posted a total return on NAV of a negative 1.73% for the same time period. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

We believe that the municipal bond market is approaching a temporary bottom. The Federal Reserve Board ("Fed") has implemented two monetary policy adjustments - a 25 basis point increase in June and a 25 basis point increase in August - and those adjustments should remain unchanged for the foreseeable future. It is our view that the fixed income markets are returning to `normal' in the aftermath of forced liquidations by major hedge funds and negatively impacted global markets in late 1998. In our opinion, long U.S. Treasury yields represent good value and municipal bonds are trading at roughly 95%-96% of governments. This comparison illustrates that municipal securities are trading at low valuations relative to governments since, under normal market

----------
* This distribution rate assumes a current monthly income dividend rate of $0.049 per share for twelve months.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1
conditions, municipal securities have historically yielded roughly 85% of similar maturity Treasuries.

The recent upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market; and 2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

Yields have rebounded sharply, up nearly 3/4 of 1% since the beginning of 1999. The slope of the municipal yield curve has remained extremely steep, with 20-year municipals yielding roughly 120 basis points more than 1-year paper (The yield curve measures the difference between short- and long-term rates). In the U.S. Treasury market, the difference between 1-year and 30-year bond yields is only 80 basis points.

California Economic Highlights

California's unemployment rate dropped 0.2% in August to 5.1%. This is the state's lowest reported unemployment rate since February 1990. The Golden State accounted for almost 40% of the nation's non-farm job growth in August. During the month, employment grew in all industry sectors led by trade and services, and on a year-over-year basis, construction continues to be the fastest growing major industry sector. A notable aspect of California's current economic expansion is that existing home sales growth has consistently outstripped new home construction growth.

Prior to 1990, the structural underpinnings of California's economy were supported by its strong economic growth due in large part to its aerospace and defense industries and a continually appreciating real estate market. However, during the past several years, the Golden State's economic recovery has been mainly driven by the growth of new high-tech industries which has provided the state with a broader and more diversified economy.

We believe these statistics lend credence to our view that California is currently experiencing a meaningful economic resurgence. Factors such as strong employment growth, high real estate values and a state economy with many different types of businesses should allow California to remain a competitive economic force for many years to come.

Investment Strategy

The Fund focused on hospital bonds (20.5%), water & sewer bonds


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

(19.8%) and transportation bonds (17.6%) because we believe they offered good relative values. In addition, as of August 31, 1999, approximately 95.6% of the Fund's holdings were rated investment grade by either Standard & Poor's Corporation or Moody's Investors Services Inc., with approximately 50.4% of the Fund invested in AAA bonds, the highest possible rating. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

Our view on California municipal securities remains guardedly optimistic. We think our current investment strategy of buying bonds with relatively longer maturities (20 to 30 years), and lower coupons, (5% and slightly lower) should put us in a strategic position for the decline in long term interest rates that we anticipate later on this year.

In anticipation of the Fed's recent increases in short-term interest rates, our investment strategy involved seeking high grade, short maturity bonds. Currently, with recent interest rate increases behind us, we have been aggressive buyers of longer, high-grade discount bonds. Investor sentiment has weakened, in our view, and many bond investors are cautious due to the possibility of further Fed actions.

Municipal Bond Market Outlook

Our outlook for the municipal bond market is optimistic. We think that the actions of the Fed were pre-emptively conservative. Inflation should remain in check, at least in the near-term. A possible easing of economic activity as a result of Y2K ramifications could prove positive for fixed income markets.

Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market.

With long-term municipal bond yields in the 5.75% range and inflation under control, "real," inflation-adjusted yields on longer intermediate and long-term municipals are competitive. Following the Fed's August 24, 1999 short-term interest rate increase of 0.25%, we do not anticipate further policy change for the remainder of 1999 amid optimism that the Fed has acted sufficiently to curb inflationary pressures.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

In closing, thank you for investing in the Greenwich Street California Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                          /s/ Joseph P. Deane

Heath B. McLendon                              Joseph P. Deane
Chairman                                       Vice President and
                                               Investment Officer

September 23, 1999


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investors Services Group Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in this report beginning on page 19. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSB Citi Fund Management LLC, formerly known as SSBC Fund Management Inc.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments                                          August 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING (a)                 SECURITY                                            VALUE
===================================================================================================
Education -- 8.7%
                      California Educational Facility Authority:
$2,100,000     A1*      Loyola Marymount University, 5.750% due 10/1/24                $ 2,107,875
 2,000,000     A3*      Southwestern University, 6.700% due 11/1/24                      2,152,500
---------------------------------------------------------------------------------------------------
                                                                                         4,260,375
---------------------------------------------------------------------------------------------------
General Obligation -- 3.3%
 1,715,000     AAA    California State GO, AMBAC-Insured, 5.000% due 10/1/18             1,601,381
---------------------------------------------------------------------------------------------------
Hospital -- 20.5%
                      California Health Facility Financing Authority:
 1,930,000     NR       Daniel Freeman Hospital, (Pre-Refunded -- Escrowed
                          with U.S. government securities to 5/1/05
                          Call @ 102), 6.500% due 5/1/20 (b)                             2,149,538
 2,000,000     A        Kaiser Permanente Hospital, 5.550% due 8/15/25                   1,887,500
 2,000,000     AA     California Statewide Community Development Authority,
                        COP, St. Joseph's Hospital, (Pre-Refunded -- Escrowed
                        with state & local government securities to 7/1/04
                        Call @ 102), 6.625% due 7/1/21                                   2,230,000
 2,000,000     AA     Fresno Health Facility Revenue, Holy Cross Health
                        System, 5.625% due 12/1/15                                       2,015,000
 1,615,000     A      Torrence Hospital Revenue, Little Company of Mary
                        Hospital, (Escrowed to maturity with U.S.
                        government securities), 6.875% due 7/1/15 (b)                    1,742,181
---------------------------------------------------------------------------------------------------
                                                                                        10,024,219
---------------------------------------------------------------------------------------------------
Housing -- 7.3%
 1,400,000     Aa2*   California HFA Home Mortgage, Series E, FHA-Insured,
                        6.375% due 8/1/27(c)                                             1,442,000
 2,000,000     AAA    Santa Rosa Mortgage Revenue, Village Square
                        Apartments, FHA-Insured, 6.875% due 9/1/27                       2,120,000
---------------------------------------------------------------------------------------------------
                                                                                         3,562,000
---------------------------------------------------------------------------------------------------
Miscellaneous -- 10.5%
 2,000,000     AAA    Los Angeles Convention and Exhibition Center
                        Authority, Lease Revenue, Series A, MBIA-Insured,
                        5.375% due 8/15/18                                               1,967,500
 1,675,000     AAA    Orange County 1996 Recovery, COP, Series A,
                        MBIA-Insured, 6.000% due 7/1/26                                  1,727,344
 1,505,000     AAA    Pomona Public Financing Authority Revenue,
                        (Pomona Redevelopment Project), MBIA-Insured,
                        5.000% due 2/1/18                                                1,407,175
---------------------------------------------------------------------------------------------------
                                                                                         5,102,019
---------------------------------------------------------------------------------------------------
Tax Allocation -- 12.3%
 2,100,000     Baa*   Hawthorne Community Redevelopment Agency,
                        Tax Allocation, (Pre-Refunded -- Escrowed with
                        U.S. government securities to 9/1/04 Call @ 102),
                        6.700% due 9/1/20 (b)                                            2,191,875

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                              August 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT     RATING (a)                 SECURITY                                            VALUE
===================================================================================================
Tax Allocation -- 12.3% (continued)
$ 2,000,000   AAA     Rancho Cucamonga Redevelopment Agency, Tax
                        Allocation, MBIA-Insured, 5.250% due 9/1/26                    $ 1,872,500
  2,000,000   AAA     San Jose Redevelopment Agency, Tax Allocation,
                        MBIA-Insured, 5.250% due 8/1/16                                  1,960,000
---------------------------------------------------------------------------------------------------
                                                                                         6,024,375
---------------------------------------------------------------------------------------------------
Transportation -- 17.6%
 2,000,000    BBB-    Foothill Eastern Transportation, California Toll
                        Revenue, Series A, 6.000% due 1/1/34                             2,152,500
 2,000,000    AAA     Los Angeles County Metropolitan Transportation Authority,
                        Sales Tax Allocation, Series A, MBIA-Insured,
                        5.625% due 7/1/18                                                2,010,000
20,000,000    AAA     San Joaquin Hills Transportation Corridor Agency,
                        Sr. Lien Toll, (Escrowed to maturity with state &
                        local government securities), zero coupon due 1/1/26             4,400,000
---------------------------------------------------------------------------------------------------
                                                                                         8,562,500
---------------------------------------------------------------------------------------------------
Water and Sewer -- 19.8%
 1,240,000    AAA     Anaheim Public Finance Authority, Water Utility,
                        (Lenain Filtration Project), FGIC-Insured,
                        5.250% due 10/1/19                                               1,193,500
   100,000    VMIG1*  California Pollution Control Financing Authority,
                        Solid Waste Disposal Revenue, Series A,                            100,000
                        2.500% due 10/1/31 (c) (d)
 2,000,000    AA      California State Department of Water Revenue,
                        Series L, 5.500% due 12/1/23                                     1,970,000
 2,140,000    AAA     East Bay Municipal Wastewater System, FGIC-Insured,
                        5.000% due 6/1/26                                                1,936,700
 1,875,000    BBB     Kings County Waste Management Authority, Solid
                        Waste Revenue, 7.200% due 10/1/14(c)                             2,060,156
 1,000,000    AAA     Redding Joint Powers Financing Authority, Wastewater
                        Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18                998,750
 1,500,000    AAA     San Diego PCFA, Sewer Revenue, FGIC-Insured,
                        5.000% due 5/15/20                                               1,385,625
---------------------------------------------------------------------------------------------------
                                                                                         9,644,731
---------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $43,240,067**)                                          $48,781,600
===================================================================================================

(a) All ratings are by Standard & Poor's Ratings Services with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Services Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA    --    Bonds rated "AAA" have the highest rating assigned by Standard
             & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     --    Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      --    Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    --    Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     --    Bonds rated "Aa" are judged to be of high quality by all
             standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      --    Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
             Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    --    Bonds rated "Baa" are considered as medium grade obligations,
             i.e., they are neither highly protected nor poorly secured.
             Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     --    Indicates that the bond is not rated by Standard & Poor's or
             Moody's.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    --    Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --    Moody's highest rating for issues having a demand feature --
             VRDO.

P-1    --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  --  AMBAC Indemnity Corporation
COP    --  Certificate of Participation
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
GO     --  General Obligation
HFA    --  Housing Finance Agency
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance Corporation
PCFA   --  Pollution Control Financing Authority
PCR    --  Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                              August 31, 1999
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (Cost -- $43,240,067)                     $48,781,600
    Cash                                                                 57,813
    Interest receivable                                                 697,318
    Deferred organization costs                                           1,623
--------------------------------------------------------------------------------
    Total Assets                                                     49,538,354
--------------------------------------------------------------------------------
LIABILITIES:
    Dividends payable                                                    65,729
    Management fees payable                                              37,512
    Accrued expenses                                                     70,575
--------------------------------------------------------------------------------
    Total Liabilities                                                   173,816
--------------------------------------------------------------------------------
Total Net Assets                                                    $49,364,538
================================================================================
NET ASSETS:
    Par value of capital shares                                     $     3,658
    Capital paid in excess of par value                              43,831,350
    Overdistributed net investment income                               (18,570)
    Accumulated net realized gain from security transactions              6,567
    Net unrealized appreciation of investments                        5,541,533
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $13.49 a share on 3,658,334 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)           $49,364,538
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                       For the Year Ended August 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                         $2,812,299
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                            468,659
    Audit and legal                                                      56,706
    Shareholder and system servicing fees                                42,772
    Shareholder communications                                           37,201
    Amortization of deferred organization costs                          20,411
    Registration fees                                                     3,438
    Pricing service fees                                                  3,052
    Directors' fees                                                       1,441
    Custody                                                                 965
    Other                                                                10,537
--------------------------------------------------------------------------------
    Total Expenses                                                      645,182
--------------------------------------------------------------------------------
Net Investment Income                                                 2,167,117
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceed from sales                                                671,310
      Cost of securities sold                                           664,598
--------------------------------------------------------------------------------
    Net Realized Gain                                                     6,712
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of investments:
      Beginning of year                                               8,615,361
      End of year                                                     5,541,533
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                          (3,073,828)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (3,067,116)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                               $ (899,999)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets               For the Years Ended August 31,
--------------------------------------------------------------------------------

                                                        1999            1998
================================================================================
OPERATIONS:
    Net investment income                           $ 2,167,117    $  2,194,956
    Net realized gain                                     6,712         148,236
    Increase (decrease) in net unrealized
    appreciation                                     (3,073,828)      2,791,493
--------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From
    Operations                                         (899,999)      5,134,685
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                            (2,224,120)     (2,173,047)
    Net realized gains                                  (85,021)       (373,150)
--------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                  (2,309,141)     (2,546,197)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    (3,209,140)      2,588,488

NET ASSETS:
    Beginning of year                                52,573,678      49,985,190
--------------------------------------------------------------------------------
    End of year*                                    $49,364,538     $52,573,678
================================================================================
* Includes undistributed (overdistributed) net
  investment income of:                                $(18,570)        $38,433
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the year ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                                    --
--------------------------------------------------------------------------------
Sales                                                                  $671,310
================================================================================

At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $5,669,344
Gross unrealized depreciation                                          (127,811)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $5,541,533
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At August 31, 1999, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                                  1999            1998            1997            1996          1995(1)(2)
==========================================================================================================================
Net Asset Value, Beginning of Year               $14.37          $13.66          $13.13          $12.92          $12.00
--------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.59            0.60            0.62            0.63            0.60
  Net realized and unrealized gain (loss)         (0.84)           0.80            0.87            0.30            0.84
--------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.25)           1.40            1.49            0.93            1.44
--------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.61)          (0.59)          (0.63)          (0.70)          (0.52)
  Net realized gains                              (0.02)          (0.10)          (0.33)          (0.02)             --
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.63)          (0.69)          (0.96)          (0.72)          (0.52)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.49          $14.37          $13.66          $13.13          $12.92
--------------------------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value*              (3.07)%          7.56%          13.39%          11.92%           0.25%++
--------------------------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value*           (1.43)%         10.98%          12.19%           7.96%          12.24%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $49,365         $52,574         $49,985         $48,030         $47,250
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                      1.24%           1.20%           1.21%           1.15%           1.02%+
  Net investment income                            4.16            4.25            4.64            4.75            5.16+
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               0%              7%             28%             42%              7%
--------------------------------------------------------------------------------------------------------------------------
Market Value, End of Year                       $12.000         $13.000         $12.750         $12.125         $11.500
==========================================================================================================================

(1)   Based on the weighted average shares outstanding for the period.
(2) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(3) The Manager waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street California Municipal Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenwich Street California Municipal Fund Inc. as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from September 23, 1994 (commencement of operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenwich Street California Municipal Fund Inc. as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from September 23, 1994 (commencment of operations) to August 31, 1995, in conformity with generally accepted accounting principles.


                                        /s/ KPMG LLP

New York, New York
October 15, 1999


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                           AMEX
  Record     Payable      Closing     Net Asset      Income       Reinvestment
   Date       Date        Price+        Value+      Declared          Price
================================================================================

 9/24/96      9/27/96     $11.875       $13.25      $0.05800         $12.01
10/22/96     10/25/96      12.000        13.43       0.05800          12.14
11/25/96     11/29/96      12.500        13.73       0.05800          12.76
12/03/96*    12/13/96      12.375        13.49       0.33000          12.76
 1/28/97      1/31/97      12.563        13.12       0.05800          12.75
 2/25/97      2/28/97      12.500        13.42       0.05800          12.64
 3/24/97      3/27/97      12.375        13.02       0.05800          12.50
 4/22/97      4/25/97      12.500        12.91       0.05800          12.61
 5/27/97      5/30/97      12.563        13.17       0.05800          12.72
 6/24/97      6/27/97      12.750        13.48       0.05800          12.86
 7/22/97      7/25/97      12.688        13.79       0.05400          12.82
 8/26/97      8/29/97      12.688        13.62       0.05400          12.89
 9/23/97      9/26/97      12.625        13.95       0.05400          13.03
10/28/97     10/31/97      12.688        13.97       0.05400          12.90
11/24/97     11/28/97      12.688        14.00       0.05400          13.08
12/22/97*    12/26/97      13.000        14.17       0.10200          13.26
 1/27/98      1/30/98      13.000        14.25       0.05400          12.98
 2/24/98      2/27/98      12.813        14.23       0.05400          12.82
 3/24/98      3/27/98      12.875        14.19       0.05400          12.97
 4/21/98      4/24/98      12.750        14.05       0.05400          12.70
 5/26/98      5/29/98      12.625        14.14       0.05400          12.92
 6/23/98      6/26/98      12.750        14.16       0.05400          12.94
 7/28/98      7/31/98      12.750        14.15       0.05400          12.78
 8/25/98      8/28/98      13.063        14.30       0.05400          13.25
 9/22/98      9/25/98      13.875        14.46       0.05400          13.85
10/27/98     10/30/98      13.688        14.44       0.05400          13.87
11/23/98     11/27/98      13.625        14.40       0.05400          13.83
12/21/98     12/24/98      13.438        14.39       0.05400          13.48
12/29/98*    12/31/98      13.250        14.34       0.02320          13.16
 1/26/99      1/29/99      12.750        14.42       0.04900          12.94
 2/23/99      2/26/99      12.938        14.38       0.04900          13.02
 3/23/99      3/26/99      12.875        14.35       0.04900          12.78
 4/27/99      4/30/99      12.438        14.33       0.04900          12.64
 5/25/99      5/28/99      12.188        14.13       0.04900          12.27
 6/22/99      6/25/99      12.063        13.89       0.04900          12.05
 7/27/99      7/30/99      11.875        13.84       0.04900          12.00
 8/24/99      8/27/99      12.000        13.45       0.04900          12.09

================================================================================

+     As of record date.
*     Capital gain distribution.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investors Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of busines on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, First Data will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a suceeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to First Data Investor Services Group, P.O. Box 9699, Providence, Rhode Island 02940-9699 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1999:

      o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o     Total long-term capital gain distributions paid of $145.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               21

                                Greenwich Street

                               -------------------

                                   California
                               Municipal Fund Inc.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01037 10/99